UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 21, 2004

                  The Smith & Wollensky Restaurant Group, Inc.

             (Exact name of registrant as specified in its charter)

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

         Delaware                            001-16505                             58-2350980

(State or Other Jurisdiction of       (Commission File Number)           (I.R.S. Employer Identification
       Incorporation)                                                               Number)
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            1114 First Avenue                                 10021
           New York, New York

(Address of Principal Executive Offices)                    (Zip Code)

                                 (212) 838-2061

              (Registrant's telephone number, including area code)


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Item 4.  Changes in Registrant's Certifying Accountants.

Effective May 21, 2004, the Audit Committee of the Board of Directors of The Smith & Wollensky Restaurant Group, Inc. (the "Company") replaced KPMG LLP as its independent accounting firm with BDO Seidman, LLP after receiving proposals from various firms and considering a variety of factors.

The reports of KPMG LLP on the consolidated financial statements of the Company as of and for the fiscal years ended December 29, 2003 and December 30, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as follows: As discussed in Note 2(j) to the financial statements, the Company adopted FASB 142, "Goodwill and Other Intangible Assets" and FASB 144, "Accounting for the Impairment or Disposal of Long-lived Assets," as of January 1, 2002. The Company adopted the above-referenced FASBs on a timely basis.

In connection with the audits of the consolidated financial statements of the Company as of and for the fiscal years ended December 29, 2003 and December 30, 2002, and during the period from January 1, 2004 through May 21, 2004, the Company did not have any disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused it to make reference to the subject matter of the disagreements in connection with its reports. During the period of time from January 1, 2002 through May 21, 2004, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K adopted by the Securities and Exchange Commission (the "Commission").

The Company provided KPMG LLP with a copy of the disclosures to be included in
Item 4 of this Current Report on Form 8-K and requested that KPMG LLP furnish the Company with a letter addressed to the Commission stating whether or not it agrees with the statements made in Item 4 of this Form 8-K. Attached as Exhibit
16.1 is a copy of the letter from KPMG LLP to the Commission, dated May 28, 2004.

During the fiscal years ended December 29, 2003 and December 30, 2002, and during the period from January 1, 2004 through May 21, 2004, the Company did not consult with BDO Seidman, LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

16.1* Letter from KPMG LLP to the Securities and Exchange Commission dated May 28, 2004 regarding changes in certifying accountants.
________________
*    Filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     The Smith & Wollensky Restaurant Group, Inc.


                     By: /s/ Alan M. Mandel
                        -----------------------
                          Alan M. Mandel
                          Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary


Date:  May 28, 2004


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                               Index to Exhibits
                               -----------------


Exhibit No.  Description of document
----------------------------------------------------------------

16.1* Letter from KPMG LLP to the Securities and Exchange Commission dated May 28, 2004 regarding changes in certifying accountants.
________________
*    Filed herewith.